Wooden & Benson, Charted
                          Certified Public Accountants


                                December 10, 2003


Securities and Exchange Commission
Washington, D.C.  20549

Commissioners:

         We have read Medifast, Inc.'s statements included under Item 4 of its Form 8-K for December 10, 2003, and we agree with such statements concerning our Firm.


                                        Very truly yours,


                                        Wooden & Benson, Chartered

MCT/bjd